Capital Group U.S. Small and Mid Cap ETF
Investment portfolio
February 28, 2025
unaudited

Common stocks 97.70% Financials 24.72%	Shares	Value (000)
Discover Financial Services	11,287	$2,203
Brown & Brown, Inc.	17,976	2,131
Victory Capital Holdings, Inc., Class A	24,323	1,558
RenaissanceRe Holdings, Ltd.	5,695	1,353
Citizens Financial Group, Inc.	27,311	1,250
Fifth Third Bancorp	27,250	1,185
Hamilton Lane, Inc., Class A	7,531	1,177
LPL Financial Holdings, Inc.	2,768	1,029
TPG, Inc., Class A	18,102	999
StepStone Group, Inc., Class A	15,595	938
Arthur J. Gallagher & Co.	2,354	795
Affirm Holdings, Inc., Class A1	10,701	686
Radian Group, Inc.	20,064	660
Artisan Partners Asset Management, Inc., Class A	12,259	518
Ameriprise Financial, Inc.	932	501
Tradeweb Markets, Inc., Class A	3,519	476
		17,459
Industrials 18.39%
XPO, Inc.[1]	11,155	1,372
Ingersoll-Rand, Inc.	14,840	1,258
Crane Co.	6,802	1,109
United Rentals, Inc.	1,634	1,050
FTI Consulting, Inc.[1]	6,296	1,043
Karman Holdings, Inc.[1]	30,633	966
Kadant, Inc.	2,388	894
AGCO Corp.	8,056	781
SiteOne Landscape Supply, Inc.[1]	5,487	693
Generac Holdings, Inc.[1]	5,012	682
APi Group Corp.[1]	14,731	578
Comfort Systems USA, Inc.	1,551	563
Applied Industrial Technologies, Inc.	2,229	559
Copart, Inc.[1]	9,768	535
Alight, Inc., Class A	69,097	472
Regal Rexnord Corp.	3,361	435
		12,990
Consumer discretionary 17.00%
YUM! Brands, Inc.	12,413	1,941
Hilton Worldwide Holdings, Inc.	6,280	1,664
LKQ Corp.	33,310	1,405
Aptiv Holdings, Ltd.[1]	16,730	1,089
lululemon athletica, Inc.[1]	2,841	1,039
Vail Resorts, Inc.	5,206	828
Bright Horizons Family Solutions, Inc.[1]	6,292	816
Flutter Entertainment PLC[1]	2,245	630
Capital Group U.S. Small and Mid Cap ETF — Page 1 of 5

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Murphy USA, Inc.	1,202	$564
Darden Restaurants, Inc.	2,786	558
Williams-Sonoma, Inc.	2,756	536
Polaris, Inc.	11,588	521
General Motors Co.	8,531	419
		12,010
Information technology 10.77%
Ingram Micro Holding Corp.[1]	64,843	1,398
Flex, Ltd.[1]	26,597	1,008
Insight Enterprises, Inc.[1]	6,410	986
Keysight Technologies, Inc.[1]	5,327	850
Procore Technologies, Inc.[1]	9,774	748
Vontier Corp.	19,033	711
EPAM Systems, Inc.[1]	3,315	683
Cloudflare, Inc., Class A1	3,035	441
Pure Storage, Inc., Class A1	7,643	401
Fabrinet, non-registered shares[1]	1,900	380
		7,606
Consumer staples 8.10%
US Foods Holding Corp.[1]	24,692	1,770
Monster Beverage Corp.[1]	22,161	1,211
Dollar General Corp.	12,628	937
e.l.f. Beauty, Inc.[1]	7,332	515
Caseys General Stores, Inc.	1,243	515
Constellation Brands, Inc., Class A	2,249	395
Kimberly-Clark Corp.	2,663	378
		5,721
Health care 5.94%
Medpace Holdings, Inc.[1]	1,934	633
Illumina, Inc.[1]	6,722	596
Ionis Pharmaceuticals, Inc.[1]	16,953	563
Align Technology, Inc.[1]	2,961	554
Alnylam Pharmaceuticals, Inc.[1]	1,970	486
Exact Sciences Corp.[1]	10,037	476
Veeva Systems, Inc., Class A1	2,102	471
Molina Healthcare, Inc.[1]	1,391	419
		4,198
Real estate 3.53%
Mid-America Apartment Communities, Inc. REIT	6,232	1,048
Extra Space Storage, Inc. REIT	5,871	896
NNN REIT, Inc.	12,937	549
		2,493
Materials 3.52%
International Paper Co.	15,007	846
ATI, Inc.[1]	10,714	623
Element Solutions, Inc.	20,374	532
Albemarle Corp.	6,291	484
		2,485
Capital Group U.S. Small and Mid Cap ETF — Page 2 of 5

unaudited
Common stocks (continued) Energy 2.98%	Shares	Value (000)
Cheniere Energy, Inc.	4,084	$933
Diamondback Energy, Inc.	4,074	648
Baker Hughes Co., Class A	11,856	529
		2,110
Communication services 2.15%
ROBLOX Corp., Class A1	13,790	878
Live Nation Entertainment, Inc.[1]	4,461	639
		1,517
Utilities 0.60%
FirstEnergy Corp.	10,925	423
Total common stocks (cost: $70,440,000)		69,012
Short-term securities 2.03% Money market investments 2.03%
Capital Group Central Cash Fund 4.37%[2,3]	14,284	1,429
Total short-term securities (cost: $1,428,000)		1,429
Total investment securities 99.73% (cost: $71,868,000)		70,441
Other assets less liabilities 0.27%		194
Net assets 100.00%		$70,635
Investments in affiliates3

	Value at 1/14/2025[4] (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/28/2025 (000)	Dividend or interest income (000)
Short-term securities 2.03%
Money market investments 2.03%
Capital Group Central Cash Fund 4.37%[2]	$—	$2,994	$1,566	$— [5]	$1	$1,429	$5

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 2/28/2025.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
[4]	Commencement of operations.
[5]	Amount less than one thousand.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Capital Group U.S. Small and Mid Cap ETF — Page 3 of 5

unaudited
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Capital Group U.S. Small and Mid Cap ETF — Page 4 of 5

unaudited
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 28, 2025, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2025 Capital Group. All rights reserved.
ETGEFP3-323-0425
Capital Group U.S. Small and Mid Cap ETF — Page 5 of 5